SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2004

Korn/Ferry International

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

(310) 552-1834

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release, dated June 8, 2004.

Item 12. Results of Operation and Financial Condition.

On June 8, 2004, Korn/Ferry International issued a press release announcing its fourth quarter fiscal year 2004 results. The press release has been revised to restate fiscal 2003 segment operating results to conform to current year presentation as follows:

	As Previously Reported		As Restated
	Q4’03	FY03	Q4’03	FY03
Operating Income (Loss):
Executive recruitment:
North America	$4,070	$17,422	$4,120	$17,622
Europe	298	224	298	224
Asia/Pacific	975	2,039	975	2,039
South America	393	(602)	393	(602)

Total executive recruitment	5,736	19,083	5,786	19,283
Futurestep	(440)	(9,856)	(668)	(10,768)
Corporate	(4,154)	(22,531)	(3,976)	(21,819)

Total operating income (loss)	$1,142	$(13,304)	$1,142	$(13,304)

Additionally, the press release has been revised to reflect certain reclassifications made to the balance sheet.

A copy of the revised press release is attached hereto as Exhibit 99.1. The information in this Form 8-K/A and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
Date: June 30, 2004

	By:	/s/ Gary D. Burnison
	Name:	Gary D. Burnison
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated June 8, 2004.